Exhibit 10.1

PROFOUND MEDICAL CORP.
SUBSCRIPTION AGREEMENT FOR COMMON SHARES
(for use by Canadian and Offshore Subscribers)

TO:      PROFOUND MEDICAL CORP. (the “Corporation”)

The undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Corporation the number of common shares in the capital of the Corporation (each a “Common Share” and together, the “Common Shares”) set out below, at a subscription price of US$7.00 per Common Share (“Issue Price”), upon and subject to the terms and conditions set forth in “Terms and Conditions of Subscription for Common Shares of Profound Medical Corp.” attached hereto and forming a part hereof (together with the schedules hereto, the “Subscription Agreement”). The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties and covenants contained in this Subscription Agreement.

In addition to this face page, the Subscriber must also complete all applicable schedules attached hereto.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

_______________________________________________________ (Full Legal Name of Subscriber)	Number of Common Shares: _______________________________
Aggregate Subscription Price: US$________________________________
Account Reference (if applicable): ______________________________	(Number of Common Shares x Issue Price)
By: ____________________________________________________
(Signature)

_______________________________________________________

(Official Capacity or Title – if the Subscriber is not an individual)

_______________________________________________________

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)

_______________________________________________________

(Subscriber’s Residential Address, including Province/Stare and Postal/Zip Code)

_______________________________________________________

_______________________________________________________

(Telephone Number & Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as agent or trustee for accounts fully managed by it:

__________________________________________________________

(Name of Disclosed Principal)

__________________________________________________________

(Disclosed Principal’s Residential Address including Province/State and Postal/Zip Code)

__________________________________________________________

(Disclosed Principal’s Telephone Number)

Register the Common Shares as follows:

_______________________________________________________

(Name)

____________________________________________________________

(Account Reference, if applicable)

_______________________________________________________

(Address, including Postal/Zip Code)

Delivery Instructions as set forth below:

☐ Same address as account registration, or

__________________________________________________________

(Name)

__________________________________________________________

(Account Reference, if applicable)

__________________________________________________________

(Address including Province/State and Postal/Zip Code)

__________________________________________________________

(Contact Name)

ACCEPTANCE

The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

Dated as of _______________, 2025.

PROFOUND MEDICAL CORP.

By:
Authorized Signing Officer

PROFOUND MEDICAL CORP.

subscription FOR COMMON SHARES

Instructions

PLEASE MAKE SURE THAT YOUR SUBSCRIPTION INCLUDES:

1.	All Subscribers: a completed and signed copy of the face page of this Subscription Agreement.

2.	All Subscribers: payment by wire or other means acceptable to the Corporation in the amount of the Aggregate Subscription Price. Payments shall be made in US dollars. Payment may be made by wire to:

Bank Name:

Bank Address:

Account Name:

Institution Number:

Branch Transit Number:

Account Number:

Swift Number:

Currency:

3.	Subscribers resident in Canada: a completed and signed copy of the Subscriber Certificate and the relevant appendix, if applicable, attached hereto as Schedule B;

4.	Subscribers resident in a jurisdiction other than Canada or the United States: a completed and signed copy of the International Investor Certificate, attached hereto as Schedule C; and

5.	All Subscribers: a completed copy of the Subscriber Information Sheet attached hereto as Schedule D.

A completed and executed copy of this subscription agreement, together with the other documents required to be delivered with this subscription agreement (including payment in accordance with the instructions set forth herein), must be delivered by no later than 5:00 p.m. (Eastern Standard Time) on December 28, 2025 to:

Profound Medical Corp.

Email:

TERMS AND CONDITIONS OF SUBSCRIPTION

FOR COMMON SHARES OF PROFOUND MEDICAL CORP.

The Subscriber understands and acknowledges that the Corporation intends to offer Common Shares at the Issue Price per Common Share for aggregate gross proceeds of up to approximately US$10,000,000 or such other amount as determined by the Corporation (the “Offering”).

1.            Definitions. In this Subscription Agreement:

(a)	“Aggregate Subscription Price” means the aggregate principal amount of the subscription under this Subscription Agreement as set out on the face page hereof;

(b)	“Applicable Laws” means all applicable laws, rules, regulations, policies, statutes, ordinances, codes, orders, consents, decrees, judgments, decisions, rulings, awards, or guidelines of any Governmental Entity and the terms and conditions of any Authorizations, including any judicial or administrative interpretation thereof;

(c)	“Authorization” means any regulatory approval, licence, permit, approval, consent, certificate, registration, filing or other authorization of or issued by any Governmental Entity, including any material licenses in required in respect of the of the operation of the Corporation’s business as currently conducted;

(d)	“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto, Canada are not open for business;

(e)	“Canadian Offering Jurisdictions” means each of the provinces and territories of Canada;

(f)	“Canadian Securities Laws” means, as applicable, the securities laws and regulations in each of the Canadian Offering Jurisdictions, all written instruments, rules and orders having the force of law of the securities regulators or regulatory authorities in each of the Canadian Offering Jurisdictions, and the rules of the TSX;

(g)	“Closing” has the meaning ascribed to such term in Section 4;

(h)	“Closing Date” means on or about December 30, 2025 or such other date or dates as the Corporation may determine;

(i)	“Closing Time” means 8:00 a.m. (Eastern Standard Time) on the applicable Closing Date or such other time as the Corporation may determine;

(j)	“Common Shares” means the common shares in the capital of the Corporation;

(k)	“control person” means a person, company or combination of persons or companies described in the provisions of securities legislation listed in Appendix A to National Instrument 45-102 – Resale of Securities;

(l)	“Corporation” means Profound Medical Corp., a corporation existing under the Business Corporations Act (Ontario) and includes any successor corporation;

(m)	“Disclosed Principal” has the meaning ascribed to such term on the face page of this Subscription Agreement;

(n)	“Governmental Entity” means any (i) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (ii) subdivision, agent, commission, board, or authority of any of the foregoing, (iii) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under, or for the account of, any of the foregoing, (iv) the TSX, or (v) the Nasdaq;

(o)	“International Jurisdiction” has the meaning ascribed to such term in Section 5(e);

(p)	“Nasdaq” means the Nasdaq Stock Market LLC;

(q)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;

(r)	“Offering” has the meaning ascribed to it in the preamble to the “Terms and Conditions of Subscription for Common Shares of Profound Medical Corp.”;

(s)	“PCMLTFA” has the meaning ascribed to such term in Section 7(cc);

(t)	“person” means any individual (whether acting as an executor, trustee, administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, fund, unincorporated organization or association, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind, and pronouns have a similar extended meaning;

(u)	“Regulation S” means regulation S under the 1933 Act;

(v)	“Securities Laws” means, collectively, the Canadian Securities Laws and the U.S. Securities Laws;

(w)	“Subscriber” means the purchaser of Common Shares as set out on the face page of this Subscription Agreement and includes, as applicable, the Disclosed Principal unless the context otherwise requires;

(x)	“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Section or clause; and the expression “Section” or “clause” followed by a number or letter means and refers to the specified Section or clause of this Subscription Agreement;

(y)	“subsidiaries” has the meaning ascribed thereto in the Business Corporations Act (Ontario);

(z)	“TSX” means the Toronto Stock Exchange;

(aa)	“TSX Approval” means the conditional acceptance of the Offering by the TSX;

(bb)	“U.S. Securities Act” or “1933 Act” means the United States Securities Act of 1933, as amended; and

(cc)	“U.S. Securities Laws” means the U.S. Securities Act, all rules and regulations promulgated thereunder and the applicable securities (“blue sky”) laws of the states of the United States.

For greater certainty, the parties hereby acknowledge and agree that, if the Subscriber is acting as agent or trustee on behalf of a Disclosed Principal, the words “Subscriber”, “it” and “its”, whenever used in relation to representations, warranties, acknowledgements, covenants or indemnities mean the Subscriber and, unless the context otherwise requires, the Disclosed Principal.

2.            Subscription. The Subscriber hereby confirms its irrevocable subscription for the Common Shares from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement (including the schedules attached hereto), for the Aggregate Subscription Price which is payable as described herein. The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Disclosed Principal) that upon acceptance by the Corporation of this Subscription Agreement, this Subscription Agreement will constitute a binding obligation of the Subscriber (including, if applicable, each Disclosed Principal) subject to the terms and conditions contained herein.

3.            Partial Acceptance or Rejection of Subscription. The Corporation may, in its absolute discretion, accept or reject the Subscriber’s subscription for Common Shares as set forth in this Subscription Agreement, in whole or in part, and the Corporation reserves the right to allot to the Subscriber less than the amount of Common Shares subscribed for under this Subscription Agreement. The Subscriber acknowledges and agrees that the acceptance of this Subscription Agreement will be conditional upon, among other things, the sale of the Common Shares to the Subscriber being exempt from any prospectus and offering memorandum requirements of applicable Securities Laws and the equivalent provisions of securities laws of any other applicable jurisdiction and, to the extent possible, the Subscriber agrees to furnish the Corporation with all information that is reasonably necessary to confirm same.

If this Subscription Agreement is rejected in whole, any payment delivered by the Subscriber to the Corporation on account of the Aggregate Subscription Price for the Common Shares subscribed for will be promptly returned to the Subscriber without interest or deduction. If this Subscription Agreement is accepted only in part, payment representing the amount by which the payment delivered by the Subscriber to the Corporation exceeds the subscription price of the number of Common Shares sold to the Subscriber pursuant to a partial acceptance of this Subscription Agreement will be promptly delivered to the Subscriber without interest or deduction.

4.            Closing. Closing of the Offering will be completed (the “Closing”) at the offices of counsel to the Corporation at the Closing Time on the Closing Date or at such other time and place as the Corporation may determine.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with to the satisfaction of the Corporation and the Corporation has received the completed Subscription Agreement from the Subscriber along with payment of the Aggregate Subscription Price for all of the Common Shares sold, the Corporation shall issue ownership statements under a direct registration system representing the Common Shares and such other documentation as may be required pursuant to the Subscription Agreement to the Subscriber.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have not been complied with to the satisfaction of the Corporation, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

5.            Conditions of Closing. The obligations of the parties hereunder are subject to all required regulatory approvals being obtained. This Offering is conditional upon, among other things, the Corporation obtaining TSX Approval.

The Subscriber acknowledges and agrees that the obligations of the Corporation hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)	the Corporation having accepted this Subscription Agreement;

(b)	the Subscriber having properly completed, signed and delivered this Subscription Agreement and all applicable schedules to:

Profound Medical Corp.

Email:

(c)	the Subscriber having completed payment by wire or other means acceptable to the Corporation in the amount of the Aggregate Subscription Price. Payment may be made by wire to:

Bank Name:

Bank Address:

Account Name:

Institution Number:

Branch Transit Number:

Account Number:

Swift Number:

Currency:

(d)	if the Subscriber is resident in Canada, the Subscriber having properly completed, signed and delivered the Subscriber Certificate found at Schedule B and the relevant appendix, if applicable;

(e)	if the Subscriber is resident in a jurisdiction other than Canada or the United States (an “International Jurisdiction”), the Subscriber having properly completed, signed and delivered the International Investor Certificate found at Schedule C;

(f)	the Subscriber having properly completed and delivered Schedule D;

(g)	the sale of the Common Shares to the Subscriber shall be exempt from any prospectus registration requirements of applicable Securities Laws and have received all requisite regulatory approvals for the listing of the Common Shares sold to the Subscriber; and

(h)	the conditions of Closing contained in this Subscription Agreement having been satisfied or waived by the relevant party.

6.            Representations, Warranties and Covenants of the Corporation. The Corporation represents, warrants and covenants to the Subscriber (and acknowledges that the Subscriber is relying thereon) both at the date hereof and at the Closing Time that:

(a)	the Corporation is a valid and subsisting corporation in good standing under the laws of the jurisdiction in which it exists with respect to all acts necessary to maintain its corporate existence;

(b)	the Corporation has the full corporate right, power and authority to execute and deliver this Subscription Agreement;

(c)	the outstanding Common Shares of the Corporation are listed and posted for trading on the TSX and the Nasdaq. No order ceasing or suspending trading in the Common Shares nor prohibiting the sale of such Common Shares has been issued and is in effect in respect of the Corporation or its directors, officers or promoters and to the best of the Corporation’s knowledge and belief no investigations or proceedings for such purposes are pending or threatened;

(d)	all necessary corporate action has been taken by the Corporation so as to validly authorize and issue the Common Shares as fully paid and non-assessable shares of the Corporation;

(e)	upon receipt by the Corporation of the Aggregate Subscription Price from the Subscriber, the Corporation will deliver the Common Shares at the Closing Time and will comply with and satisfy all terms, conditions and covenants contained in this Subscription Agreement to be complied with or satisfied by the Corporation;

(f)	the Common Shares have been duly and validly authorized for issuance and, when issued and delivered by the Corporation pursuant to this Subscription Agreement, the Common Shares will be validly issued as fully paid and non-assessable shares of the Corporation;

(g)	the Corporation will make or obtain, as applicable, at or prior to the Closing Time, all consents, approvals, permits, authorizations and filings as may be required by the Corporation for the consummation of the transactions contemplated herein, including, but not limited to, under Securities Laws, including any approvals or filings for the Offering required by the TSX and Nasdaq, but excepting any customary post-closing filings required to be submitted within the applicable time frame pursuant to Securities Laws and the rules and policies of the TSX and Nasdaq;

(h)	the authorized capital of the Corporation consists of an unlimited number of Common Shares, of which, as of the close of business on December 19, 2025, 30,228,674 Common Shares were outstanding as fully paid and non-assessable shares in the capital of the Corporation.

(i)	this Subscription Agreement constitutes a binding obligation of the Corporation in accordance with its terms; and

(j)	the execution and delivery of this Subscription Agreement, and the offer, sale and issuance of the Common Shares by the Corporation do not and will not conflict with and do not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreements or instrument to which the Corporation is a party.

7.            Representations, Warranties, Covenants and Acknowledgements of the Subscriber. By executing this Subscription Agreement, the Subscriber (on its own behalf and, including if applicable, on behalf of each Disclosed Principal) represents, warrants, covenants and acknowledges to and with the Corporation and its legal counsel (and acknowledges that the Corporation and its legal counsel is relying thereon) both at the date hereof and at the Closing Time, that:

Authorization and Effectiveness

(a)	if the Subscriber is an individual, the Subscriber is of the full age of majority in the jurisdiction in which this Subscription Agreement is executed and is legally competent to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Subscriber hereunder;

(b)	if the Subscriber is not an individual, the Subscriber has the requisite power, authority, legal capacity and competence to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Subscriber hereunder, all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained and the individual signing this Subscription Agreement has been duly authorized;

(c)	if the Subscriber is a body corporate, the Subscriber is incorporated and validly subsisting under the laws of its jurisdiction of incorporation;

(d)	if the Subscriber is acting as principal, this Subscription Agreement has been duly and validly authorized, executed and delivered by the Subscriber, and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable against the Subscriber in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction);

(e)	if the Subscriber is acting as agent or trustee (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documents in connection with such subscription on behalf of such principal, each of whom is subscribing as principal for its own account and not for the benefit of any other person, and this Subscription Agreement has been duly and validly authorized, executed and delivered by or on behalf of, and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction) against, such principal;

(f)	the execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Common Shares and the completion of the transactions contemplated hereby will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber or a Disclosed Principal (if not an individual), the Securities Laws or any other laws applicable to the Subscriber (or Disclosed Principal), any agreement to which the Subscriber or a Disclosed Principal is a party or any applicable regulation, judgment, decree, order or ruling;

(g)	the Subscriber is not a person created or used solely to purchase or hold securities in order to comply with or rely upon an exemption from the prospectus requirements of applicable Securities Laws and except as disclosed in writing to the Corporation, the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring securities of the Corporation;

Disclosure if Purchasing as Agent or Trustee

(h)	if the Subscriber is not subscribing as principal, the Subscriber acknowledges that the Corporation may be required by law to disclose to applicable securities regulatory authorities or stock exchanges information concerning the identities of each beneficial purchaser for whom the Subscriber is acting hereunder;

Residence

(i)	the Subscriber and, if applicable, each Disclosed Principal are resident, or if not an individual, has a head office, in the jurisdiction indicated on the face page of this Subscription Agreement as the “Subscriber’s Residential Address” and the “Disclosed Principal’s Residential Address”, respectively, and such address was not created and is not used solely for the purpose of acquiring Common Shares. The purchase by and sale to the Subscriber of the Common Shares, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase or sale (whether with or with respect to the Subscriber or any Disclosed Principal) has occurred only in such jurisdiction;

Canadian Subscribers

(j)	if the Subscriber is a resident of Canada, the Subscriber is eligible to purchase the Common Shares pursuant to an exemption from the prospectus requirements of the Securities Laws, and the Subscriber has completed, executed and delivered to the Corporation a Subscriber Certificate in the form attached hereto as Schedule B indicating that the Subscriber (or if applicable, the Disclosed Principal) fits within one of the prospectus exemption categories under applicable Securities Laws as set forth in Schedule B, and confirms the truth and accuracy of all representations, warranties and covenants made in such certificate as of the date of this Subscription Agreement and as of the Closing Time;

International Subscribers

(k)	if the Subscriber is a resident of or otherwise subject to applicable securities laws of any International Jurisdiction the Subscriber or any beneficial purchaser for whom the Subscriber is acting, is purchasing pursuant to an exemption from the prospectus and registration requirements (particulars of which are enclosed herewith, or will be provided upon request of the Corporation or its counsel) available to the Subscriber under applicable securities legislation of the jurisdiction of the Subscriber’s residence and has concurrently executed and delivered an International Investor Certificate in the form attached as Schedule C to this Subscription Agreement;

(l)	the Subscriber will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Section (k) above to the satisfaction of the Corporation, acting reasonably;

No Prospectus or Undisclosed Information

(m)	the Subscriber understands that the sale of the Common Shares is conditional upon such sale being exempt from the requirements to file and obtain a receipt for a prospectus or registration statement or to deliver an offering memorandum, and no prospectus or registration statement has been filed by the Corporation with any securities commission or similar regulatory authority in any jurisdiction in connection with the issuance of the Common Shares. As a result of acquiring the Common Shares pursuant to such exemptions:

(i)	the Subscriber may be restricted from using some of the protections, rights and remedies otherwise available under Securities Laws, including statutory rights of rescission or damages in the event of a misrepresentation;

(ii)	the Subscriber may not receive information that would otherwise be required to be provided to it under Securities Laws; and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under Securities Laws;

(n)	the Subscriber has not received or been provided with, nor has the Subscriber requested, nor does the Subscriber have any need to receive, a prospectus, registration statement or offering memorandum, within the meaning of Securities Laws, or any sales or advertising literature in connection with the Offering. The Subscriber’s decision to subscribe for the Common Shares was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to fact made by or on behalf of the Corporation or their respective directors, officers, employees, agents and representatives. The Subscriber’s decision to subscribe for the Common Shares was based solely upon this Subscription Agreement, including the term sheet attached hereto as Schedule A and information about the Corporation which is publicly available (any such information having been obtained by the Subscriber without independent investigation or verification by the Corporation);

(o)	counsel to the Corporation, Mintz LLP, and its partners, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any such publicly available information concerning the Corporation or as to whether all information concerning the Corporation that is required to be disclosed or filed by the Corporation under the Securities Laws has been so disclosed or filed;

(p)	except for the Subscriber’s knowledge regarding its subscription for Common Shares hereunder, the Subscriber has no knowledge of a “material fact” or a “material change” (as those terms are defined in applicable Securities Laws, and which generally means a fact or change which would reasonably be expected to have a significant effect on the market price of the Common Shares) in the affairs of the Corporation that has not been generally disclosed;

Investment Suitability

(q)	the Subscriber confirms that the Subscriber and, if applicable, each Disclosed Principal:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Common Shares;

(ii)	is capable of assessing the proposed investment in the Common Shares as a result of the Subscriber’s own experience or as a result of advice received from a person registered under applicable Securities Laws;

(iii)	is aware of the characteristics of the Common Shares and the risks relating to an investment therein; and

(iv)	is able to bear the economic risk of loss of its investment in the Common Shares;

(r)	if you are not a resident of the Province of Ontario, you certify to the Corporation that you are not a resident of Ontario and acknowledge that the Corporation has advised you that it is relying on an exemption from the requirements to provide the purchaser with a prospectus and to sell securities through a person registered to sell securities under the Securities Act (Ontario) and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario), including statutory rights of rescission or damages, will not be available to you;

(s)	THERE ARE RISKS ASSOCIATED WITH THE PURCHASE OF AND INVESTMENT IN THE COMMON SHARES AND THE SUBSCRIBER IS KNOWLEDGEABLE AND HAS SUBSTANTIAL EXPERIENCE IN BUSINESS AND FINANCIAL MATTERS AND IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE COMMON SHARES AND PROTECTING THE SUBSCRIBER’S OWN INTEREST, AND FULLY UNDERSTANDS THE RESTRICTIONS ON RESALE OF THE COMMON SHARES AND IS CAPABLE OF BEARING THE ECONOMIC RISK OF THE INVESTMENT;

(t)	the Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of investing in the Common Shares nor is there any government or other insurance covering the Common Shares;

(u)	the Subscriber is, or is deemed to be, purchasing the Securities as principal for the Subscriber’s own account, not for the benefit of any other person (unless disclosed on the face page to this Subscription Agreement), for investment only and not with a view to the resale or distribution of all or any of the Securities;

No Representations

(v)	the Subscriber confirms that none of the Corporation nor any of its directors, employees, officers, representatives, agents or affiliates have made any representations (written or oral) to the Subscriber:

(i)	regarding the future value of the Common Shares;

(ii)	that any person will resell or repurchase the Common Shares; or

(iii)	that any person will refund the purchase price of the Common Shares other than as provided in this Subscription Agreement;

Limitations on Resale

(w)	the Subscriber and, if applicable, each Disclosed Principal, understands that it may not be able to resell the Common Shares except in accordance with limited exemptions available under applicable Securities Laws, and that the Subscriber is solely responsible for (and the Corporation is not in any way responsible for) the Subscriber’s and, if applicable, each Disclosed Principal’s compliance with applicable resale restrictions. The Subscriber agrees that it will comply with and be bound by all applicable Securities Laws concerning the subscription, purchase, holding and resale of the Common Shares and will not resell any of the Common Shares except in accordance with the provisions of applicable Securities Laws;

Legends

(x)	the Subscriber acknowledges that the ability to transfer the Common Shares is limited by, among other things, applicable Securities Laws. The Subscriber also acknowledges that any ownership statements under a direct registration system issued representing the Common Shares (to the extent that such securities are issued prior to the expiry of the applicable hold period), as the case may be, will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [the date which is four months and one day after the Closing Date will be inserted].”

No Registration in or Connection to the United States

(y)	the Subscriber is aware that the Common Shares have not been and will not be registered under the 1933 Act or the securities laws of any state of the United States and that these securities may not be offered or sold, directly or indirectly, in the United States or to U.S. Persons without registration under the 1933 Act and applicable state securities laws or in compliance with an exemption from the registration requirements of the 1933 Act and the Applicable Laws of all applicable states of the United States and the Subscriber acknowledges that the Corporation has no present intention of filing a registration statement under the 1933 Act or applicable state securities laws with respect to the re-sale of the Common Shares;

(z)	the Subscriber undertakes and agrees that it will not offer or sell the Common Shares in the United States unless such securities are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that the Subscriber will not resell the Common Shares, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules;

(aa)	the Common Shares have not been offered to the Subscriber (on its own behalf and, including if applicable, on behalf of each Disclosed Principal) in the United States, and the Subscriber purchasing the Common Shares and executing and delivering this Subscription Agreement was not in the United States when the order was placed and this Subscription Agreement was executed and delivered;

(bb)	the Subscriber (on its own behalf and, including if applicable, on behalf of each Disclosed Principal) is not in the United States and is not a U.S. Person (as defined in Regulation S) and is not purchasing the Common Shares on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person;

Not Proceeds of Crime

(cc)	the funds representing the Aggregate Subscription Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as may be amended from time to time (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber’s knowledge: (i) none of the subscription funds representing the Aggregate Subscription Price to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction; or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (ii) the Subscriber shall promptly notify the Corporation if the Subscriber (including any Disclosed Principal) discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith;

(dd)	none of the funds the Subscriber is using to purchase the Common Shares are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities;

Personal Information

(ee)	the Subscriber, if an individual, acknowledges that this Subscription Agreement and the schedules hereto require the Subscriber to provide certain personal information to the Corporation and its counsel. Such information is being collected by the Corporation and its counsel for the purposes of completing the Offering described herein, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Common Shares under applicable Securities Laws, preparing and registering ownership statements under a direct registration system representing the Common Shares to be issued to the Subscriber and completing filings required by any stock exchange, securities commission or securities regulatory authority or taxation authorities. The Subscriber agrees that the Subscriber’s personal information may be disclosed by the Corporation or its counsel to: (a) the TSX, the Nasdaq, other stock exchanges, securities commissions or securities regulatory authorities; (b) the Corporation’s registrar and transfer agent; (c) taxation authorities; and (d) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be authorizing and consenting to the foregoing collection (including the indirect collection of personal information), use and disclosure of the Subscriber’s personal information as set forth above. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described in this Subscription Agreement as may be required to be filed with any stock exchange, securities commission or securities regulatory authority in connection with the transactions contemplated hereby;

(ff)	the Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the fact that the TSX and the Nasdaq, their respective affiliates, authorized agents, subsidiaries and divisions collect personal information in certain information forms which are submitted to the TSX and Nasdaq, and use such information for the following purposes:

(i)	(A) to conduct background checks, (B) to verify the personal information that has been provided about each individual, (C) to consider the suitability of the individual to act as an insider of an issuer, (D) to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the issuer, or its associates or affiliates, (E) to conduct enforcement proceedings, and (F) to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the TSX and Nasdaq, as applicable, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada and the United States;

(ii)	as part of above-mentioned process, each of the TSX and Nasdaq also collects additional personal information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished;

(iii)	the personal information that each of the TSX and Nasdaq collects may also be disclosed:

(A)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(B)	on the website of the TSX or Nasdaq or through printed materials published by or pursuant to the directions of the TSX or Nasdaq;

(gg)	that Subscriber information disclosed to a securities regulatory authority (or authorities) or regulator in Canada is collected by such body or bodies under the authority granted in securities legislation, and that such Subscriber information is being collected for the purposes of the administration and enforcement of the securities legislation of the applicable jurisdiction;

(hh)	the Subscriber authorizes the indirect collection of the Subscriber information by the applicable securities regulatory authority (or authorities) or regulator; and the Subscriber acknowledges that it may contact the official at the applicable authority or regulator as set out below, who can answer questions about the indirect collection of Subscriber information by such authority or regulator:

(i)	British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2, Inquiries: (604) 899-6854, Toll free in Canada: 1-800-373-6393, Facsimile: (604) 899-6581, Email: inquiries@bcsc.bc.ca;

(ii)	Alberta Securities Commission, Suite 600, 250 – 5th Street, SW Calgary, Alberta T2P 0R4, Telephone: (403) 297-6454, Toll free in Canada: 1-877-355-0585, Facsimile: (403) 297-2082;

(iii)	Financial and Consumer Affairs Authority of Saskatchewan, Suite 601 - 1919 Saskatchewan Drive, Regina, Saskatchewan S4P 4H2, Telephone: (306) 787-5879, Facsimile: (306) 787-5899;

(iv)	The Manitoba Securities Commission, 500 – 400 St. Mary Avenue, Winnipeg, Manitoba R3C 4K5, Telephone: (204) 945-2548, Toll free in Manitoba 1-800-655-5244, Facsimile: (204) 945-0330;

(v)	Ontario Securities Commission, 20 Queen Street West, 22nd Floor Toronto, Ontario M5H 3S8, Telephone: (416) 593- 8314, Toll free in Canada: 1-877-785-1555, Facsimile: (416) 593-8122, Email: exemptmarketfilings@osc.gov.on.ca, Public official contact regarding indirect collection of information: Inquiries Officer;

(vi)	Autorité des marchés financiers, 800, Square Victoria, 22e étage, C.P. 246, Tour de la Bourse, Montréal, Québec H4Z 1G3, Telephone: (514) 395-0337 or 1-877-525-0337, Facsimile: (514) 873-6155 (For filing purposes only), Facsimile: (514) 864-6381 (For privacy requests only), Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers);

(vii)	Financial and Consumer Services Commission (New Brunswick), 85 Charlotte Street, Suite 300 Saint John, New Brunswick E2L 2J2, Telephone: (506) 658-3060, Toll free in Canada: 1-866-933-2222, Facsimile: (506) 658-3059, Email: info@fcnb.ca;

(viii)	Nova Scotia Securities Commission, Suite 400, 5251 Duke Street, Duke Tower, P.O. Box 458 Halifax, Nova Scotia B3J 2P8, Telephone: (902) 424-7768, Facsimile: (902) 424-4625;

(ix)	Prince Edward Island Securities Office, 95 Rochford Street, 4th Floor Shaw Building, P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8, Telephone: (902) 368-4569, Facsimile: (902) 368-5283;

(x)	Government of Newfoundland and Labrador, Financial Services Regulation Division, P.O. Box 8700, Confederation Building 2nd Floor, West Block, Prince Philip Drive, St. John’s, Newfoundland and Labrador A1B 4J6, Attention: Director of Securities, Telephone: (709) 729-4189, Facsimile: (709) 729-6187;

(xi)	Government of Yukon, Department of Community Services Law Centre, 3rd Floor, 2130 Second Avenue, Whitehorse, Yukon Y1A 5H6, Telephone: (867) 667-5314, Facsimile: (867) 393-6251;

(xii)	Government of the Northwest Territories, Office of the Superintendent of Securities, P.O. Box 1320 Yellowknife, Northwest Territories X1A 2L9 Attention: Deputy Superintendent, Legal & Enforcement, Telephone: (867) 920-8984, Facsimile: (867) 873-0243; and

(xiii)	Government of Nunavut, Department of Justice, Legal Registries Division, P.O. Box 1000, Station 570, 1st Floor, Brown Building, Iqaluit, Nunavut X0A 0H0, Telephone: (867) 975-6590, Facsimile: (867) 975-6594;

No Financial Assistance

(ii)	the Subscriber has not received and does not expect to receive any financial assistance from the Corporation, directly or indirectly, in respect of the Subscriber’s purchase of the Common Shares;

Offering Size and Future Financings

(jj)	the Subscriber is aware that there is no minimum gross proceeds amount under the Offering, the Corporation may close on any amount and the Subscriber may be the only purchaser under the Offering and the funds available under the Offering may not be sufficient for the Corporation to accomplish its proposed objectives. While the Corporation is seeking to raise up to US$10,000,000 pursuant to the Offering there is no guarantee that the Corporation will successfully raise such amount pursuant to the Offering. Further, raising such amount pursuant to the Offering may take longer to close than expected. The Subscriber acknowledges that the failure of the Corporation to raise US$10,000,000 pursuant to the Offering, or unexpected delays in closing the Offering could materially adversely affect the Corporation’s performance and prospects, including in particular its capacity to complete its business objectives. The Subscriber further acknowledges that the Corporation may increase the size of the Offering and/or offer or sell additional securities concurrently with the Offering without notice to the Subscriber, which may have a dilutive effect on current shareholders or security holders of the Corporation;

(kk)	the Subscriber acknowledges that the Corporation may complete additional financings in the future to develop the proposed business of the Corporation and to fund its ongoing development. There is no assurance that such financings will be completed or available and if available, that they will be on reasonable terms. Any such future financings may have a dilutive effect on shareholders of the Corporation at such time, including the Subscriber, and that if such future financings are not available, the Corporation may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business venture;

No Advertising

(ll)	the Subscriber has not become aware of, and the purchase of the Common Shares is not as a result of, any advertisement in printed media of general and regular paid circulation (or other printed public media), or on radio, television or other form of telecommunication or any other form of advertisement (including electronic display or the Internet including but not limited to the Corporation’s website) or sales literature with respect to the distribution of the Common Shares or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

No Other Fees

(mm)	other than as may be disclosed to the Corporation in writing, there is no person acting or purporting to act in connection with the Subscriber’s purchase of Common Shares who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Common Shares offered hereby, the Subscriber (or any beneficial purchaser for whom the Subscriber is acting) covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

Other Documents

(nn)	if required by Securities Laws or by any securities commission, stock exchange or other regulatory authority, the Subscriber and, if applicable, each Disclosed Principal will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the subscription for and issuance of the Common Shares;

Subscriber’s Responsibility for Legal and Financial Advice

(oo)	the Subscriber confirms that it and, if applicable, each Disclosed Principal, is responsible for obtaining its own legal, tax, investment and other professional advice with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder including the suitability of the Common Shares as an investment for the Subscriber and, if applicable, each Disclosed Principal, the tax consequences of purchasing and dealing with the Common Shares, and the resale restrictions and “hold periods” to which the Common Shares are or may be subject under Securities Laws. The Subscriber has not relied upon any statements made by or purporting to have been made on behalf of the Corporation or its legal counsel with respect to such matters;

(pp)	the Subscriber acknowledges that the Corporation’s counsel is acting solely as counsel to the Corporation, and not as counsel to the Subscriber or, if applicable, to any Disclosed Principal;

Not a Control Person

(qq)	neither the Subscriber nor, if applicable, any Disclosed Principal will become a control person of the Corporation by virtue of its subscription for Common Shares hereunder and neither the Subscriber nor, if applicable, any Disclosed Principal intends to act in concert with any other person or persons to form a control group of the Corporation; and

Voting Trust

(rr)	the Subscriber has not and will not enter into any voting trust or similar agreement that has the effect of directing the manner in which the votes attached to the Common Shares purchased pursuant to this Subscription Agreement may be voted following the Closing Date.

8.            Reliance on Representations, Warranties, Covenants and Acknowledgements. The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement, including the schedules hereto, are made with the intention that they may be relied upon by the Corporation and its counsel in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Common Shares under applicable Securities Laws. The Subscriber further agrees that by accepting the Common Shares, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect for the benefit of the Corporation as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Common Shares and shall continue in full force and effect for the benefit of the Corporation notwithstanding any subsequent disposition by the Subscriber of any of the Common Shares.

9.            Indemnity.

(a)	The Subscriber acknowledges that the Corporation and its counsel are relying upon the representations, warranties, acknowledgements and covenants of the Subscriber set forth herein (including the schedules attached hereto) in determining the eligibility (from a securities law perspective) of the Subscriber (or, if applicable, the eligibility of another on whose behalf the Subscriber is contracting hereunder to subscribe for Common Shares) to purchase Common Shares under the Offering, and the Subscriber hereby agrees to indemnify and hold harmless the Corporation and its respective directors, officers, employees, advisers, affiliates, shareholders, representatives and agents (including their respective legal counsel) from and against all losses, claims, costs, expenses, damages or liabilities that they may suffer or incur as a result of or in connection with their reliance on such representations, warranties, acknowledgements and covenants of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein or in any materials provided by the Subscriber to the Corporation that occurs prior to the Closing Time. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers.

(b)	The Corporation acknowledges that the Subscriber is relying upon the representations, warranties, acknowledgements and covenants of the Corporation set forth herein in determining to purchase Common Shares under the Offering, and the Corporation hereby agrees to indemnify and hold harmless the Subscriber from and against all losses, claims, costs, expenses, damages or liabilities that they may suffer or incur as a result of or in connection with their reliance on such representations, warranties, acknowledgements and covenants of the Corporation contained herein being untrue in any material respect or any breach or failure by the Corporation to comply with any covenant or agreement made by the Corporation herein.

10.            Commissions, expenses, etc. The Corporation may pay certain finder’s fees or commissions in connection with Offering.

11.            Subscriber’s Costs. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the sale of the Common Shares to the Subscriber shall be borne by the Subscriber.

12.            No Withdrawal. The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

13.            Notices. Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally or by courier or transmitted by facsimile or other form of electronic communication during the transmission of which no indication of failure of receipt is communicated to the sender and for which evidence of delivery is obtained, as follows:

(a)	in the case of the Corporation, to:

Profound Medical Corp.

2400 Skymark Ave. Unit #6
Missisauga, Ontario L4W 5K5

Attention:      Rashed Dewan, Chief Financial Officer
Email:

with a copy to:

Mintz LLP
Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2800

Toronto ON M5J 2J1

Attention:      Eric Foster
Email:

(b)	in the case of the Subscriber, at the address or email address specified on the face page hereof,

or to such other address, facsimile number, email address or person that the party designates by notice given in accordance with the foregoing provisions. Any such notice: (i) if delivered personally or by courier, shall be deemed to have been given and received on the date of such delivery provided that if such day is not a Business Day then it shall be deemed to have been given and received on the first Business Day following such day; and (ii) if transmitted by any established form of electronic communication, shall be deemed to have been given on the date of transmission if sent before 5:00 p.m. on a Business Day or, if not before 5:00 p.m., on the first Business Day following the date of transmission provided that the sender has evidence of a successful transmission such as a fax confirmation or electronic delivery receipt.

14.            Interpretation. The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof. Words importing the singular number only shall include the plural and vice versa. In this Subscription Agreement, unless otherwise indicated, all references to money amounts are to Canadian dollars.

15.            No Partnership. Nothing herein shall constitute or be construed to constitute a partnership of any kind whatsoever between the Subscriber and the Corporation.

16.            Governing Law. The contract arising out of acceptance of this Subscription Agreement by the Corporation shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The parties irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

17.            Time of Essence. Time shall be of the essence of this Subscription Agreement.

18.            Entire Agreement. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof, and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

19.            Electronic Copies. The Corporation shall be entitled to rely on delivery of a facsimile or portable document format (“pdf”) copy of executed Subscription Agreements, and acceptance by the Corporation of such pdf subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. The Subscriber acknowledges and agrees that if less than a complete copy of this Subscription Agreement is delivered to the Corporation at Closing, the Subscriber will be deemed to have agreed to all of the terms and conditions of the pages not delivered at Closing unaltered. Notwithstanding the foregoing, upon the request of the Corporation, the Subscriber shall deliver originally executed copies of the documents listed in Section 5 hereof to the Corporation within two business days of such request.

20.            Counterpart. This Subscription Agreement may be executed in one or more counterparts each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile or pdf transmission thereof.

21.            Severability. The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

22.            Enurement. This Subscription Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors (including any successor by reason of the amalgamation or merger of any party) and permitted assigns.

23.            Assignment. Neither party may assign all or part of its interest in or to this Subscription Agreement without the consent of the other party in writing.

24.            Amendment. Except as otherwise provided herein, this Subscription Agreement may only be amended by a written agreement among the Corporation and the Subscriber.

25.            Further Assurances. Each party hereto from time to time at the request of the other party hereto, whether before or after Closing Time, shall do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Subscription Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

26.            Language. The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Common Shares be drawn up in the English language only. Le souscripteur reconnaît par les présentes avoir consenti et exigé que tous les documents faisant foi ou se rapportant de quelque manière à la vente des actions ordinaires soient rédigés en anglais seulement.

COLLECTION OF PERSONAL INFORMATION

This Subscription Agreement and the schedules hereto require the Subscriber to provide certain personal information (respecting the Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber is contracting) to the Corporation. (Personal information includes “personal information” as that term is defined under applicable privacy legislation, including without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time). Such information is being collected for the purposes of completing the Offering, which includes, without limitation, determining the eligibility of the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting, to purchase the Common Shares under applicable securities laws, preparing and registering ownership statements issued under a direct registration system or other electronic book entry system, representing the securities to be issued hereunder and completing filings required under applicable Securities Laws or by any stock exchange, the Investment Industry Regulatory Organization of Canada and/or securities regulatory authorities.

In addition, such personal information may be used or disclosed by the Corporation for the purpose of administering the Corporation’s relationship with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting. For example, such personal information may be used by the Corporation to communicate with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting (such as by providing annual or quarterly reports), to prepare tax filings and forms or to comply with its obligations under taxation, securities and other laws (such as maintaining a list of holders of shares).

In connection with the foregoing, the personal information of the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting, may be disclosed by the Corporation to: (i) any stock exchanges or securities regulatory or taxation authorities; (ii) the Corporation’s registrar and transfer agent (if applicable); and (iii) any of the other parties involved in the Offering, including legal counsel, and may be included in record books prepared in respect of the Offering.

By executing this Subscription Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of the beneficial purchaser for whom the Subscriber is contracting) hereby consents to the collection, use and disclosure of such personal information. The Subscriber (on its own behalf and, if applicable, on behalf of the beneficial purchaser for whom the Subscriber is contracting) also consents to the filing of copies or originals of any of the documents provided to the Corporation by or on behalf of the Subscriber with any securities regulatory authority in relation to the transactions contemplated by this Subscription Agreement.

The Subscriber acknowledges that the Subscriber’s personal information and the personal information of any Disclosed Principal may be delivered to the securities authorities listed at Section 7(hh) and is thereby being collected indirectly by the applicable securities commissions under the authority granted to them in securities legislation for the purposes of administration and enforcement of securities legislation of their respective provincial jurisdictions; the relevant public official and contact information who can answer questions about the indirect collection of personal information can be found at Section 7(hh).

A - 1

SCHEDULE A

PROFOUND MEDICAL CORP. (THE “CORPORATION”)

UP TO US$10,000,000

NON-BROKERED PRIVATE PLACEMENT – COMMON SHARES

TERM SHEET

SUMMARY OF OFFERING

Offering:	Non-brokered private placement of up to 1,428,571 common shares of the Corporation (the “Shares”) at a price of US$7.00 per Share, for aggregate gross proceeds of up to approximately US$10,000,000 (the “Offering”).
Offering Price:	US$7.00 per Share.
Closing Date:	On or about December 30, 2025, or on such other date or dates as the Corporation may determine.
Offering Jurisdictions:	The Offering is open to (i) accredited investors and other exempt purchasers in all of the provinces and territories of Canada, and (ii) international investors outside the United States where the investor is eligible to rely on the prospectus and registration exemptions under the applicable securities laws of the residential jurisdiction of such subscriber.
Use of Proceeds:	The proceeds of the Offering are intended to be used for expansion of its sales and marketing, working capital, research and development, strategic transactions and general corporate purposes.
Eligibility:	The Shares will be qualified investments under the Income Tax Act (Canada) for registered accounts.
Hold Period:	Pursuant to applicable Canadian securities laws, the Shares issued pursuant to the Offering shall be subject to a statutory hold period that extends four months and a day from the date of the closing of the Offering.
Exchange:	The Shares are listed on the TSX under the trading symbol “PRN” and the Nasdaq Stock Market LLC under the symbol “PROF”.
Currency:	All references in this term sheet to “$” are to United States dollars unless otherwise noted.

SCHEDULE B

ACCREDITED INVESTOR STATUS CERTIFICATE

TO BE COMPLETED BY ACCREDITED INVESTORS RESIDENT IN OR SUBJECT TO THE LAWS OF A JURISDICTION OF CANADA

The categories listed herein contain certain specifically defined terms, some of which are defined below the following list of categories. If you are unsure as to the meanings of any term, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

TO:      PROFOUND MEDICAL CORP. (the “Corporation”)

In connection with the purchase of Common Shares by the undersigned subscriber, on its own behalf and on behalf of each Disclosed Principal for whom the subscriber is acting (together referred to as the “Subscriber” for the purposes of this Schedule B), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)	the Subscriber is resident in or otherwise subject to the securities laws of one of the jurisdictions of Canada;

(b)	the Subscriber is purchasing the Common Shares as principal for its own account and not for the benefit of any other person (unless the Subscriber is an accredited investor pursuant to paragraphs (p) and (q) below);

(c)	the Subscriber is (and will be at the Closing Time) an “accredited investor” within the meaning of NI 45-106 or, in Ontario, section 73.3 of the Securities Act (Ontario), on the basis that the Subscriber fits within the category of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d)	the Subscriber was not created and is not used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” below; and

(e)	upon execution of this Schedule B by the Subscriber, this Schedule B and, if applicable, Appendix 1 to this Schedule B, will be incorporated into and form a part of the Subscription Agreement.

Terms used herein and not otherwise defined find their meaning in the accompanying Subscription Agreement.

(CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR ON THE FOLLOWING PAGE AND PROVIDE ANY OTHER INFORMATION REQUIRED AS NOTED BELOW SUCH CATEGORY)

THE CORPORATION MAY FOLLOW UP WITH THE SUBSCRIBER AT THE TELEPHONE NUMBER PROVIDED IN ORDER TO VERIFY THEIR ACCREDITED INVESTOR STATUS BY OBTAINING FURTHER INFORMATION IN ORDER SATISFY THE CORPORATION’S OBLIGATIONS UNDER SECURITIES LAWS.

Accredited Investor means:

☐	(a)	a Canadian financial institution, or a Schedule III bank;
☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;
☐	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;
Jurisdiction(s) registered ____________________________________
Category/ies of registration: __________________________________
☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);
Person with whom Subscriber is or was registered:________________________
Jurisdiction(s) registered: ____________________________________
Category/ies of registration: __________________________________
☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;
☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
Jurisdiction(s) registered: ____________________________________
Registration number(s): __________________________________
☐	(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;
A subscriber under this category must complete Appendix 1 to this Schedule B – Form 45-106F9 Risk Acknowledgement Form for Certain Accredited Investors
☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;
☐	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;
A subscriber under this category must complete Appendix 1 to this Schedule B – Form 45-106F9 Risk Acknowledgement Form for Certain Accredited Investors
☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
A subscriber under this category must complete Appendix 1 to this Schedule B – Form 45-106F9 Risk Acknowledgement Form for Certain Accredited Investors

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;
Type of entity: ____________________________________
Jurisdiction and date of formation: ____________________________________
☐	(n)	an investment fund that distributes or has distributed its securities only to
(i) a person that is or was an accredited investor at the time of the distribution;
(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or
(iii) a person described in subparagraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;
☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;
☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or (subject to paragraph (p.1)) under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;
Jurisdiction(s) registered: ____________________________________
Registration number(s): ____________________________________
☐	(p.1)	a trust company or trust corporation registered under the laws of Prince Edward Island and not registered under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;
Registration number(s): ______________________________________
☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;
Jurisdiction(s) registered or authorized:
Category/ies of registration:
☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;
Registration number(s) of subscriber:
Name of eligibility adviser or registered adviser:
Jurisdiction(s) registered: ____________________________________
Category/ies of registration: __________________________________
☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
Jurisdiction organized: ____________________________________
Type of entity: ____________________________________

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;
Each owner must complete and submit its own copy of this Accredited Investor Status Certificate;
Name(s) of owner(s): ____________________________________
Category/ies of accredited investor: ____________________________________
☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;
Name of adviser: ____________________________________
Jurisdiction(s) registered: ____________________________________
Category/ies of registration (if applicable): ____________________________________
Basis of exemption (if applicable): ____________________________________
☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or
Jurisdiction(s) recognized or designated: ____________________________________
☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.
Name(s) of settlor: ____________________________________
Name(s) of trustees: ____________________________________
Categories of accredited investor: ____________________________________
Categories of beneficiaries: ____________________________________

For the purposes hereof, the following definitions are included for convenience:

“Canadian financial institution” means: (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“entity” means a company, syndicate, partnership, trust or unincorporated organization;

“financial assets” means cash, securities, or any a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“founder” means, in respect of the Corporation, a person who: (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation; and (ii) at the time of the trade is actively involved in the business of the Corporation;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” means a mutual fund or a non-redeemable investment fund;

“mutual fund” means an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

“non-redeemable investment fund” means an issuer,

(i)	whose primary purpose is to invest money provided by its securityholders,

(ii)	that does not invest:

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and

(iii)	that is not a mutual fund;

“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means an individual who: (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual; (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or (iii) in Alberta, is an individual referred to in subparagraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Affiliate: An issuer is considered to be an affiliate of another issuer if one is a subsidiary of the other, or if both are subsidiaries of the same issuer, or if each of them is controlled by the same issuer.

Control: A person (first person) is considered to control another person (second person) if: (i) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation; (ii) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership; or (iii) the second person is a limited partnership and the general partner of the limited partnership is the first person.

Beneficial Ownership: The following is an excerpt from Companion Policy 45-106CP which provides guidance as to the meaning of beneficial ownership of financial assets:

Paragraphs (j) and (j.1) of the “accredited investor” definition refer to the beneficial ownership of financial assets. As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual’s spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

(a) physical or constructive possession of evidence of ownership of the financial asset;

(b) entitlement to receipt of any income generated by the financial asset;

(c) risk of loss of the value of the financial asset; and

(d) the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP, for the sole benefit of an individual, are beneficially owned by that individual. In general, financial assets in a spousal RRSP would also be included for the purposes of the $1,000, 000 financial asset test in paragraph (j) because it takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP would not be included for purposes of the $5,000,000 financial asset test in paragraph (j.1). Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly would not meet the beneficial ownership requirements in either paragraph (j) or paragraph (j.1).

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SIGNATURE PAGE TO ACCREDITED INVESTOR STATUS CERTIFICATE

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representation ceases to be true and accurate prior to the Closing Time, the undersigned will give immediate written notice of such fact to the Corporation prior to the Closing Time.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

APPENDIX 1 TO SCHEDULE B

RISK ACKNOWLEDGEMENT FORM (FORM 45-106F9) FOR CERTAIN ACCREDITED INVESTORS

This form must be completed by “accredited investors” who have checked boxes (j), (k) or (l) of Schedule B, and by any other accredited investors that the Corporation directs to complete this form.

WARNING!

This investment is risky. Do not invest unless you can afford to lose all the money you pay for this investment.

Section 1 – TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of Securities: Common Shares	Issuer: Profound Medical Corp. (the “Issuer”)
Purchased from: Issuer
Sections 2 to 4 – TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss – You could lose your entire investment of $ ___________ [Insert total dollar amount of the Investment]
Liquidity risk – You may not be able to sell your investments quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your Initials
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
• Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and Last Name (please print):
Signature:
Date:
Section 5 – TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and Last Name of Salesperson (please print): Rashed Dewan
Telephone:	Email:
Name of Firm (if registered):
Section 6 – TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For more information about this investment / the Issuer:

Profound Medical Corp.

2400 Skymark Ave. Unit #6
Missisauga, Ontario L4W 5K5

Attention: Rashed Dewan, Chief Financial Officer
Email:
Tel:

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

C - 1

SCHEDULE C

INTERNATIONAL INVESTOR CERTIFICATE

FOR SUBSCRIBERS RESIDENT OUTSIDE OF CANADA AND THE UNITED STATES

TO:      PROFOUND MEDICAL CORP. (the “Corporation”)

The undersigned (the “Subscriber”) represents covenants and certifies to the Corporation that:

(i)	the Subscriber (and if the Subscriber is acting as agent for a Disclosed Principal, such Disclosed Principal) is not resident in Canada or the United States or subject to applicable securities laws of Canada or the United States;

(ii)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the jurisdiction which would apply to it (or its Disclosed Principal, if any) and the subscription for Common Shares (the “International Jurisdiction”);

(iii)	the issuance of the Common Shares to the Subscriber (or its Disclosed Principal, if any) may be effected by the Corporation without the necessity of the filing of any document with or obtaining any approval from or effecting any registration with any governmental entity or similar regulatory authority in the International Jurisdiction;

(iv)	the issuance of the Common Shares to the Subscriber (and if the Subscriber is acting as agent for a Disclosed Principal, such Disclosed Principal) complies with the requirements of all applicable laws in the International Jurisdiction;

(v)	the purchase of the Common Shares by the Subscriber, and (if applicable) each Disclosed Principal, does not require the Corporation to become subject to regulation in the International Jurisdiction, nor does it require the Corporation to attorn to the jurisdiction of any governmental authority or regulator in the International Jurisdiction or require any translation of documents by the Corporation;

(vi)	the Subscriber will not sell, transfer or dispose of the Common Shares, except in accordance with all applicable laws, including applicable securities laws of Canada, the United States and the International Jurisdiction, and the Subscriber acknowledges that the Corporation shall have no obligation to register any such purported sale, transfer or disposition; and

(vii)	the Subscriber will provide such evidence of compliance with all such matters as the Corporation or its counsel may request.

The Subscriber acknowledges that the Corporation is relying on this certificate to determine the Subscriber’s suitability as a purchaser of securities of the Corporation. The Subscriber agrees that the representations, covenants and certifications contained to this certificate shall survive any issuance of Common Shares to the Subscriber.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

D - 1

SCHEDULE D

subscriber INFORMATION SHEET

INFORMATION TO BE COMPLETED BY EACH SUBSCRIBER:

A.	Present Ownership of Securities

The Subscriber either [check appropriate box]:

☐	does not own directly or indirectly, or exercise control or direction over, any common shares of the Corporation or securities convertible into common shares of the Corporation; or

☐	owns directly or indirectly, or exercises control or direction over, ____________ outstanding common shares of the Corporation and convertible securities entitling the Subscriber to acquire additional common shares of the Corporation which, if converted, in the aggregate would represent ______________ common shares of the Corporation.

B.	Insider Status

The Subscriber either [check appropriate box]:

☐	is an “Insider” of the Corporation as defined in the policies of the TSX as follows:

(a) a director or senior officer of the Corporation;

(b) a director or senior officer of a company that is itself an Insider or subsidiary of the Corporation;

(c) a person that beneficially owns or controls, directly or indirectly, voting shares of the Corporation carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting shares; or

(d) the Corporation itself if it holds any of its own securities; or

☐	is not an Insider of the Corporation.

D.	Registrant Status

The Subscriber either [check appropriate box]:

☐	is a Registrant; or

☐	is not a Registrant.

“Registrant” means a dealer, adviser, investment fund manager, an ultimate designated person or chief compliance officer as those terms are used pursuant to applicable Securities Laws, or a person registered or otherwise required to be registered under the Securities Laws.